UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 or 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2017

Vermillion, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34810	33-0595156
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12117 Bee Caves Road Building Three, Suite 100, Austin, TX  78738

(Address of Principal Executive Offices) (Zip Code)

512.519.0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.Entry into a Material Definitive Agreement.

On February 17, 2017, Vermillion, Inc. (the “Company”) completed its previously announced private placement (the “Private Placement”) pursuant to the terms of the Securities Purchase Agreement, dated February 13, 2017 (the “Purchase Agreement”), by and among the Company and the investors listed on Schedule I thereto (collectively, the “Investors”).  At the closing of the Private Placement, the Company sold an aggregate of 3,747,125 shares of its common stock, par value $0.001 per share (“Common Stock”), at a per share price of $1.40, which is the closing price of the Common Stock quoted on the NASDAQ Capital Market on February 10, 2017.

In addition, the Investors received warrants (the “Warrants”) to purchase up to an aggregate of 2,810,338 shares of Common Stock at an exercise price of $1.80 per share (the “Exercise Price”), subject to customary anti-dilution adjustments.  The Warrants were sold at a price of $0.125 per share of Common Stock underlying the Warrants.  The Warrants may be exercised from time to time beginning six months following the date of issuance and expire on the fifth anniversary of the date of issuance or, if earlier, five business days after the Company delivers notice that the closing price per share of its Common Stock exceeded the Exercise Price for 20 consecutive trading days during the exercise period.  The terms of certain of the Warrants prohibit the holder of such Warrants from exercising the Warrants to the extent that the exercise would result in the holder beneficially owning more than 19.99% of the outstanding shares of Common Stock.

At the closing, the Company received $5.6 million in gross proceeds.  If all of the Warrants are exercised, the Company would receive an additional $5.1 million in gross proceeds, resulting in total proceeds from the Private Placement of up to $10.7 million before transaction costs.  The Company intends to use the net proceeds from the Private Placement for general corporate and working capital purposes.

The Purchase Agreement contains customary terms regarding, among other things, representations and warranties and indemnification.  Additionally, under the Purchase Agreement, the Company grants certain registration rights to the Investors.  The Company is obligated to use commercially reasonable efforts to file, no later than April 18, 2017, a registration statement on Form S-3 to register the resale of the shares of Common Stock issued in the Private Placement and the shares of Common Stock issuable upon exercise of the Warrants (collectively, the “Registrable Shares”) and to effect the registration no later than 90 days after the filing date.  With certain exceptions, the Company is obligated to keep the registration statement effective until the later of February 17, 2019, the date by which all Registrable Shares may be sold without volume or manner of sale restrictions which may be applicable to affiliates under Rule 144 or the date by which all the Registrable Shares are sold.  The Company will be responsible for all of its fees and expenses incurred in connection with registering the Registrable Shares.

The Investors include Valerie Palmieri, the Company’s President and Chief Executive Officer, Fred Ferrara, the Company’s Chief Operating Officer, Eric Schoen, the Company’s Senior Vice President, Finance and Chief Accounting Officer, Robert Schroder, the Company’s Vice President for Global Business Development and Managed Markets, James T. LaFrance, Chairman of the Company’s Board of Directors, directors James Burns and Veronica Jordan, Oracle Partners, LP, the Jack W. Schuler Living Trust, certain trusts of which H. George Schuler is the Trustee and Birchview Fund LLC.  Larry Feinberg is the Managing Member of Oracle Associates, LLC, which is the general partner of Oracle Partners, LP and, prior to the closing of the Private Placement, beneficially owned more than 15.0% of the issued and outstanding shares of Common Stock.  Jack Schuler is the Trustee of the Jack W. Schuler Living Trust and, prior to the closing of the Private Placement, beneficially owned more than 15.0% of the issued and outstanding shares of Common Stock.  Prior to the closing of the Private Placement, H. George Schuler beneficially owned more than 10.0% of the issued and outstanding shares of Common Stock. Matthew Strobeck is the beneficial owner of Birchview Fund LLC and, prior to the closing of the Private Placement, beneficially owned more than 5.0% of the issued and outstanding shares of Common Stock.

In addition, pursuant to the Stockholders Agreement, dated as of May 13, 2013, by and among the Company, Mr. Schuler, Oracle Partners, LP and Oracle Ten Fund Master, LP (together, “Oracle”) and the other purchasers named therein (the “Stockholders Agreement”), Mr. Schuler and Oracle are each entitled to designate one individual to be nominated by the Company to serve on the Company’s board of directors.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This report contains forward-looking statements, as that term is defined in the Private Litigation Reform Act of 1995, that involve significant risks and uncertainties, including statements regarding the use of proceeds from the Private Placement. Words such as “may,” “expects,” “intends,” “anticipates,” “believes,” “estimates,” “plans,” “seeks,” “could,” “should,” “continue,” “will,” “potential,” “projects” and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this report are based on the Company’s expectations as of the date of this report. A variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements, including delays in satisfying or failure to satisfy closing conditions for the private placement, changes to interpretations of existing laws and regulations and other factors that are described in the Company’s Form 10-K for the year ended December 31, 2015 and Form 10-Q for the quarter ended March 31, 2016 as filed with the Securities and Exchange Commission. The Company expressly disclaims any obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this press release, except as required by law.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this report is incorporated by reference herein.  The securities were offered in reliance upon exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) of the Securities Act and rules promulgated thereunder and corresponding provisions of state securities laws.  Each of the Investors is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

Item 7.01. Regulation FD Disclosure.

On February 14, 2017, the Company issued a press release announcing the Private Placement, a copy of which is furnished as Exhibit 99.2 to this report.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
4.1	Form of Warrant (incorporated by reference to Exhibit A to the Securities Purchase Agreement filed as Exhibit 99.1 to this Current Report on Form 8-K).
99.1	Securities Purchase Agreement, dated February 13, 2017, among Vermillion, Inc. and the investors listed on Schedule I thereto.
99.2	Press Release of Vermillion, Inc. issued on February 14, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.
Date: February 17, 2017	By:/s/ Eric J. Schoen
Name: Eric J. Schoen
Title: Senior Vice President, Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Warrant (incorporated by reference to Exhibit A to the Securities Purchase Agreement filed as Exhibit 99.1 to this Current Report on Form 8-K).
99.1	Securities Purchase Agreement, dated February 13, 2017, among Vermillion, Inc. and the investors listed on Schedule I thereto.
99.2	Press Release of Vermillion, Inc. issued on February 14, 2017.